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                              RESCISSION AGREEMENT


         THIS RESCISSION AGREEMENT is (the "Agreement") is made and entered into effective as of the 15th day of August, 2006 (the "Rescission Effective Date"), by and among Gambino Apparel Group, Inc., a Delaware corporation and formerly known as Intelligent Security Networks Inc., a Delaware corporation (the "Purchaser"), Gambino Apparel Group, Inc., a Florida corporation (the "Target") and the former shareholders of the Target (the "Exchanging Shareholders"). Purchaser, Target and Exchanging Shareholders are hereinafter referred to collectively as the "Parties."

                                 R E C I T A L S

         A. On March 28, 2006 (the "Stock Exchange Agreement Date"), the Purchaser, Target and the Exchanging Shareholders entered into that certain Agreement For Purchase and Sale of Stock and Plan of Reorganization (the "Exchange Agreement") whereby the Purchaser intended to acquire all of the issued and outstanding shares of common stock of the Target owned by the Exchanging Shareholders (the "Target Shares") in exchange for a number of shares (the "Exchange Shares") of the Purchaser, all in accordance with the terms and conditions of the Exchange Agreement.

         B. The Exchange Agreement provided for a mechanism for the termination of the Exchange Agreement and the unwinding of the transactions contemplated thereunder in that event that certain conditions as specified in the Exchange Agreement (collectively, the "Conditions") did not occur

         B. The Conditions have failed to occur, and the Parties have agreed to rescind the Exchange Agreement and unwind each and every transaction contemplated thereunder (the "Rescission"). It is the intent of the Parties that the result of Rescission shall be to place each Party in the same position existed as if the Exchange Agreement had never been executed.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

         1. Incorporation of Recitals. The Recitals set forth above are true and correct and are incorporated into the Agreement by this reference.

         2. Rescission. On and as of the Rescission Effective Date, the Exchange Agreement and each and every of the transactions contemplated thereunder, including but not limited to the acquisition by the Purchaser of all of the Target Shares from the Exchanging Shareholders in exchange for the Exchange Shares, are hereby rescinded and shall for all purposes shall be deemed as not having occurred in any respect.

         3.       Return of Property and Stock Certificates.

                  (a) Return of Target Property. Purchaser agrees and covenants that any and all tangible or intangible personal property of the Target (the "Target Property"), including but not limited to, any and all corporate records and Proprietary Information (as such term is defined herein) belonging to the Target that was delivered to the Purchaser in any respect whatsoever shall be returned by the Purchaser to the Target within three (3) business days after the Rescission Effective Date.

                  (b) Return of Purchaser Property. Target agrees and covenants that any and all tangible or intangible personal property of the Purchaser (the "Purchaser Property"), including but not limited to, any and all



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corporate  records and Proprietary  Information  belonging to the Purchaser that was delivered to the Target or the Exchanging Shareholders by the Purchaser in any respect whatsoever shall be returned by, as applicable, the Target or the Exchanging Shareholders to the Purchaser within three (3) business days after the Rescission Effective Date.

                  (c) Return of Certificates for Target Shares and Exchange Shares. Pursuant to the provisions of the Exchange Agreement, the Target Shares are held in escrow with the Target, and as soon as is reasonably practical after the Rescission Effective Date, Target shall transfer the Target Shares to Edward
H. Gilbert, P.A., (the "Escrow Agent"). The Exchange Shares are presently held by the Exchanging Shareholders, and as soon as is reasonably practical after the Rescission Effective Date, the Exchanging Shareholders shall transfer the Target Shares to the Escrow Agent. Accordingly, upon tender of the Target Shares, the Exchange Shares and the Purchaser Property to the Escrow Agent, the Escrow Agent shall return all of the Target Shares to Christopher Gambino (the "Shareholder Agent"), as agent for each and every of the Exchanging Shareholders. At such time as all of the Target Shares and all of the Target Property have been returned to the Shareholder Agent and, provided that the Purchaser has complied with the Reporting Obligation (as hereinafter defined), the Escrow Agent shall release the Exchange Shares and the Purchaser Property to the Purchaser. Hereinafter any property tendered to the Escrow Agent shall be referred to as the "Escrowed Property".

         4.       Non-Disclosure of Proprietary Information.

                  (a) For purposes of this Agreement, "Proprietary Information" of a Party shall mean any and all communications, financial statements, documents, customer lists and records, business plans, supplier lists and records, sales and pricing information, vendor information, biographical information, market studies and analysis, product information, asset information, transportation and distribution information, production, manufacturing techniques, procedures and/or processes, inventions, discoveries, concepts, formulae, know-how and/or ideas (whether or not patented or copyrighted, and whether or not patentable or copyrightable) and all other information, documents, items or communications disclosed or delivered to the other Party that would qualify as a "Trade Secret" as such term is defined in
Section 688.002(4) of the Florida Statues.

                  (b) Each Party agrees, on behalf of itself, its officers, its directors, its employees, its representatives and any subsidiaries or any affiliated entities or any other party controlled by or in control of a Party (collectively, the "Affiliates") as follows:

                           (1)      neither  Party nor any Affiliate  shall,  at
any time or in any manner or fashion, either directly or indirectly, without the prior written agreement of the other Party:

                                    (A)      use,   derive  a  benefit  from  or
otherwise claim any proprietary interest in the Proprietary Information of the other Party; or

                                    (B)      divulge, disclose or communicate to
any third party or entity whomsoever any of the Proprietary Information of the other Party.

                           (2)      make any statement,  public  announcement or
any release to trade publications or to the press or make any statement to any competitor, customer or any other third party:


                                    (A)      regarding      the      Proprietary
Information of the other Party, except as may be required by a court of competent jurisdiction in order to comply with the requirements of any law, governmental order or regulation; or


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


                                    (B)      regarding  the  existence  of  this
Agreement, except as may be required by a court of competent jurisdiction in order to comply with the requirements of any law, governmental order or regulation; or

                           (3)      contact    any     employee,     independent
contractor, supplier, vendor, customer, lending institution, or any other person or entity with whom the other Party conducts its business, maintains a professional relationship to inquire about any aspect of the business of the other Party or their working relationship.

                  (c) Each Party agrees that neither this Agreement nor, the Purchase Agreement shall be construed as granting to the other Party or its Affiliates any property rights, by license or otherwise, to any of the Proprietary Information disclosed or exchanged during the negotiation and consummation of the Purchase Agreement or to any invention or any patent, copyright, trademark or other intellectual property right that has issued or that may issue, based on such Proprietary Information. Furthermore, the each Party, on behalf of its Affiliates, acknowledges, agrees and understands that the unauthorized sale, use or disclosure of the Proprietary Information of the other Party shall constitute unfair competition.

                  (d) Each Party acknowledges, understands and agrees that Proprietary Information of the other Party is of a special, unique,
extraordinary   and   intellectual   character  which  gives  it  a  potentially
unmeasurable pecuniary value, and that any unauthorized disclosure or use thereof may cause a Party immediate and irreparable harm, injury and damage. Therefore, in the event of any actual or threatened violation of this Agreement by any Party or its Affiliates (collectively, the "Offending Party"), non-Offending Party shall be entitled to seek and obtain a restraining order or an injunction, without the necessity of posting a bond therefore, restraining or enjoining such action or threatened action by the Offending Party. Such remedy shall be in addition to, and not a limitation upon, any other remedy which may otherwise be legally available to the non-Offending Party, including but not limited to, a remedy of damages for the breach of the terms of this Agreement.

         5.       Reporting Obligations.

                  (a) As between the Purchaser, the Target and the Selling Shareholders, the Purchaser hereby expressly confirms and acknowledges that the Purchaser and those officers, directors and other parties associated with the Purchaser prior to the Stock Exchange Agreement Date (collectively, the "Purchaser Parties"), and not the Target nor any of the Selling Shareholder, were then, continued to be, and remain solely responsible for complying with any and all reporting requirements applicable to the Purchaser and the transactions contemplated under the Exchange Agreement pursuant to the provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder and the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder (collectively, the "Reporting Obligations").

                  (b)      The  Purchaser  covenants and agrees that within five
(5) business days after the Rescission Effective Date Purchase shall (i) take such actions as are necessary to properly file a Form 8-K (the "Form 8-K"), the form of which is attached hereto as Exhibit "5.(b)", with the United States Securities and Exchange Commission (the "Commission"), the purpose of which Form 8K is to disclose the recision of the Stock Purchase Agreement and the Reporting Obligations; and (ii) respond to any outstanding inquiry (each, an "SEC Inquiry")from the SEC to the Purchaser.


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


         6.       Indemnification.

                  (a) To the extent permitted by law, the Purchaser and William Reilly (collectively, the "Indemnifying Party") agrees to indemnify, hold harmless and defend (i) the Target; and (ii) the directors, officers, partners, employees, agents and each person who controls the Target within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, the "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (x) any untrue statement or alleged untrue statement of a material fact in a any document or instrument filed by the Purchaser in connection with the Reporting Obligation, including but not limited to the Form 8-K, and as to any SEC Inquiry or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; or (y) any violation or alleged violation by the Purchaser of the 1933 Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the Purchaser (the matters in the foregoing clauses (x) and (y) being, collectively, the "Violations").

                  (b) The Indemnifying Party shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

                  (c) Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in paragraph 6.(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance by the Purchaser upon and in conformity with information furnished in writing to the Purchaser by any Indemnified Person expressly for use in connection with the preparation of the Form 8-K or any response to any SEC Inquiry; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld; and (iii) with respect to any Violation or alleged Violation specifically against any Indemnified Person.

                  (d) Promptly after receipt by an Indemnified Person under this paragraph 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Indemnifying Party, deliver to the
Indemnifying Party a written notice of the commencement thereof, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of the Indemnified Person and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnifying Party shall pay for only one separate legal counsel for the Indemnified Persons. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying party of any liability to the Indemnified Persons, except to the extent that the Indemnifying Party is actually prejudiced in its ability to defend such action by the failure to provide such notice. The indemnification required by this paragraph 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (e) To the extent any indemnification by the Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under paragraph 6 to the fullest extent permitted by law; provided,


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


however, that (i) no contribution shall be made under circumstances where the Indemnifying Party would not have been liable for indemnification under the fault standards set forth in paragraph 6.

         7. Resignations. At such time as the Escrow Agent is entitled to release the items identified in paragraph 3.(c) to the Purchaser, each then existing director and officer of the Purchaser shall be deemed to have resigned, and simultaneously therewith William Reilly ("Reilly") shall be deemed to have been appointed as a director and President of the Purchaser and Thomas Hagan ("Hagan") shall be deemed to have been appointed as a director and Secretary of the Purchaser. Each of Reilly and Hagan will join in the execution of this Agreement for the Purchaser in their respective anticipated capacities.

         8. Name Change. On and as of the Rescission Effective Date, Purchaser shall immediately take any and all actions as may be necessary to change the name of the Purchaser to a name other than "Gambino Apparel Group" or any name substantially similar thereto. To the extent that Target or any Exchanging Shareholder is required to cooperate with Purchaser in order to accomplish such name change, the Target and the Selling Shareholders agree to so cooperate.

         9.       Provisions Related to Escrow Agent.

                  (a) The Escrow Agent shall not be under any duty to give the Escrowed Property any greater degree of care than it gives its own similar property, and it shall have no liability hereunder, whether for negligence or otherwise, except for the intentional breach of its duties hereunder.

                  (b) The Escrow Agent shall have no duties or responsibilities except those as expressly set forth herein, and no implied duties or obligations may be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent need not refer to, and will not be bound by, the provisions of any of the documents or agreements between the Corporation, any Selling Shareholder and any other party whatsoever.

                  (c) The Escrow Agent will not be deemed to have knowledge of any matter or thing unless and until it shall have received written notice of such matter or thing, and the Escrow Agent will not be charged with any constructive notice whatsoever.

                  (d) In the event instructions from the Purchaser, the Target or any Exchanging Shareholder would require the Escrow Agent to expend any monies or to incur any cost, the Escrow Agent will be entitled to refrain from taking any action until it shall have received payment for such costs from the Target.

                  (e) The Escrow Agent makes no representation or warranty as to the validity, value or genuineness of any of the Escrowed Documents or other instrument held by or delivered to Escrow Agent.

                  (f) The Escrow Agent makes no representation or warranty as any matter or thing whatsoever other than as specifically set forth herein.

                  (g) The Escrow Agent may consult with counsel and shall be fully protected, indemnified and held harmless with respect to any action taken or omitted by Escrow Agent in good faith on advice of counsel.


                  (h) In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive instructions from the Purchaser, the Target and/or any Exchanging Shareholder with respect to the Escrowed Property which, in its opinion, are in conflict with any of the provisions hereof, then in such event Escrow Agent may undertake such action as are in accordance with its interpretation of the terms hereof or in the exercise of its sole judgment:


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


                           (1)      The  Escrow   Agent  shall  be  entitled  to
refrain from taking any action, and in doing so, shall not become liable in any way or to any person for its failure or refusal to comply with such conflicting demands, and Escrow Agent shall be entitled to continue to refrain from acting and so refuse to act until it shall be directed otherwise, pursuant to a final determination of a court of law, an arbitration panel, or a similar adjudicative body; and/or

                           (2)      The   Escrow    Agent   may    commence   an
interpleader  action  in  any  court  of  competent   jurisdiction  to  seek  an
adjudication of the rights of the Parties.

                  (i) It is specifically understood and agreed that the only obligation of Escrow Agent hereunder is to receive and disburse the Escrowed Property pursuant to the terms hereof, and Escrow Agent shall have no obligation to the any other party whatsoever, including but not limited to any party claiming by or through the Purchaser, the Target or any Exchanging Shareholder, other than pursuant to the terms of this Agreement.

                  (j) The Escrow Agent may act in reliance upon any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument that it believes to be genuine and to have been signed by a proper person or persons, and Escrow Agent may assume that the Purchaser, any party purporting to act on behalf of the Purchaser, the Target, any party purporting to act on behalf of the Target, each Exchanging Shareholder and any party purporting to act on behalf of any such Exchanging Shareholder in executing any document or giving any notice or other instruction in connection with the provisions hereof have been duly authorized to do so.

                  (k) In the event that the Escrow Agent retains counsel or otherwise incurs any legal fees by virtue of any provision of this Escrow Agreement, the reasonable fees and disbursements of such counsel and any other liability, loss or expense that Escrow Agent may thereafter suffer or incur in connection with this Agreement or the performance or attempted performance of the duties of Escrow Agent hereunder shall be paid, or reimbursed to it, by the Target. In the event that the Escrow Agent shall become a party to any litigation in connection with its functions as Escrow Agent pursuant to this Agreement, whether such litigation shall be brought by or against it, the fees and disbursements of counsel to the Escrow Agent, together with any other liability, loss or expense that Escrow Agent may suffer or incur in connection therewith, shall be paid, or reimbursed to Escrow Agent, by the Target, unless such loss, liability or expense is due to the intentional breach by the Escrow Agent of its duties hereunder.

                  (l) Nothing in this Escrow Agreement will prohibit the Escrow Agent from (i) serving in a similar capacity on behalf of others; or (ii) acting in the capacity of attorney for any party whatsoever in connection with any matter.

                  (m) Escrow Agent shall not be bound by any modification of the provisions of this Agreement, unless such modification is in writing and signed by the Purchaser and the Target and, with respect to any modification to the duties or the rights of Escrow Agent hereunder, Escrow Agent shall have given its prior written consent thereto.


                  (n) The Purchaser, the Target and each Exchanging Shareholder shall, from time to time, execute such documents and perform such acts as Escrow Agent may reasonably request and as may be necessary to enable the Escrow Agent to perform its duties hereunder or effectuate the transactions contemplated by this Agreement.


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                  (o)      The Escrow  Agent may resign at any time after  three
(3) days prior written notice to the Purchaser and the Target. In the event of the resignation of Escrow Agent, its only duty thereafter shall be to hold and dispose of the Escrowed Property in accordance with the provisions of this Escrow Agreement until a successor Escrow Agent shall be appointed and written notice of the name and address of such successor Escrow Agent shall be given to the resigning Escrow Agent by the Purchaser and the Target, whereupon the only duty of the resigning Escrow Agent shall be to deliver the Escrowed Property to the successor Escrow Agent.

                  (p) The Purchaser acknowledges and understands that (i) Edward H. Gilbert, P.A. (the "Firm") is the Escrow Agent hereunder; (ii) that the Firm serves as counsel to the Target and the Exchanging Shareholders in the matter that is the subject of this Agreement; and (iii) that the Firm serves as counsel to the Target in other matters. Accordingly, the Purchaser acknowledges and agrees that the Firm may represent the Escrow Agent in any matter that is the subject of this Agreement, and that the Firm may continue to represent the Target and the Exchanging Shareholders in any matter that is the subject of this Agreement and in any and all other matters as may be deemed appropriate by the Firm and each of the Target and the Exchanging Shareholders.

                  (q) Escrow Agent will receive compensation for its services hereunder from the Target pursuant to a separate agreement between Escrow Agent and the Target. All expenses incurred by the Escrow Agent in connection with the performance of its duties hereunder will be paid, or reimbursed to it, by the Target pursuant to the separate agreement between Escrow Agent and the Target.

                  (r) The agreements contained in Paragraph 9 hereof shall survive any termination of this Escrow and the duties of the Escrow Agent hereunder.

         10.      Miscellaneous.

                  (a) Amendments and Waivers. No amendment or modification of this Agreement shall be effective unless it is in writing and executed by the party against whom enforcement is sought. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  (b) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

                  (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  (d) Entire Agreement. This Agreement, and the exhibits and other documents or instruments referred to herein constitute the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof..

                  (e) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the preparation of this Agreement and the completion of transactions contemplated hereby.


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


                  (f) Facsimile / Electronic Execution. Signatures on counterparts of this Agreement transmitted by facsimile or by electronic means are hereby authorized and shall be acknowledged as if any such signature included on any such counterpart and so transmitted was an original execution.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

                  (h) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (i) Notices. All notices, requests, demands, claims and other communications (collectively, a "Notice") required or permitted hereunder shall be in writing. Any Notice hereunder shall be deemed duly given (i) seven
(7) days after such Notice is sent, if sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below; (ii) one (1) day after such Notice is sent, if sent by recognized overnight courier with courier charges prepaid and addressed to the intended recipient as set forth below; and (iii) on the date such Notice is sent, if sent by facsimile or electronic mail addressed to the intended recipient as set forth below, provided that the Party so sending such Notice obtains a commercially acceptable evidence that such Notice was so sent by facsimile or electronic means. Any Party may change the address to which Notices are to be delivered by providing Notice in the manner set forth above. Until changes as provided for herein, Notices shall be provided as follows:.

         If to the Purchaser:           Attention: Mr. William Reilly
                                        5477 NW 42nd Avenue
                                        Boca Raton, Florida 33496
                                        Telephone: (561) 289-5063
                                        Facsimile: (561) 995-4626
                                        Email:   WJReilly@msn.com

         If to the Target or
         any Selling Shareholder:       Attention: Mr. Christopher Gambino
                                        186 North Federal Highway
                                        Deerfield Beach, Florida 33341
                                        Telephone:  (954) 425-8787
                                        Facsimile: (954) 425-8788
                                        Email: Christopher@Gambinoapparel.com

         With a copy to:                Edward H. Gilbert, Esq.
                                        Edward H. Gilbert, P.A.
                                        5100 Town Center Circle, Suite 430
                                        Boca Raton, Florida 33486
                                        Telephone: (561) 361-9300, Extension 202
                                        Facsimile: (561) 361-9369
                                        Email: ehgilbert@ehgpa.com

                  (j) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the Parties and their respective successors and permitted assigns.

                  (k) Severability. Any term or provision of this Agreement that is held to be invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  (l) Waiver of Jury Trial. IN THE EVENT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS, OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY CERTIFIES TO THE OTHER PARTIES HERETO THAT NO REPRESENTATIVE OR AGENT OF ANY PARTY HERETO NOR THE COUNSEL TO ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY PARTY HERETO WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK, TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

                  (m) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Party may assign this Agreement or any of the rights, interests or obligations of such Party without the prior written approval of each other Party.




























                          (Signatures Appear Next Page)

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

                                         Purchaser:

                                         Gambino Apparel Group, Inc., a Delaware
                                         corporation (formerly known as
                                         Intelligent Security Networks Inc.,
                                         a Delaware corporation)

                                         By:____________________________________
                                            Christopher Gambino,
                                            resigning President



                                         By:____________________________________
                                            William Reilly, appointed Director
                                            and President and individually



                                         By:____________________________________
                                            Thomas Hagan, appointed Director and
                                            Secretary

                                         Target:

                                         Gambino Apparel Group, Inc.,
                                         a Florida corporation



                                         By:____________________________________
                                            Christopher Gambino, President

                                         Selling Shareholders:


                                         _______________________________________
                                         Christopher Gambino (22,750,000
                                         Exchange Shares)



                                         _______________________________________
                                         Mickey Kleinman (5,250,000 Exchange
                                         Shares)



                                         _______________________________________
                                         Antonio Ricatti (3,500,000 Exchange
                                         Shares)

                                 Exhibit "5.(b)"

                                  The Form 8-K





























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